AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
August 21, 2007
     The following shall constitute the Audit Committee Charter (the “Charter”) of the board of trustees (the “Board”) of First Potomac Realty Trust (the “Company”):
I. Organization
     There shall be constituted a standing committee of the Board to be known as the audit committee (the “Audit Committee”).
II. Composition and Selection
     The Audit Committee shall be comprised of three or more trustees, each of whom shall meet the independence, financial literacy and similar requirements of all applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange as then in effect.
     All members of the Audit Committee shall be financially literate; as such term is interpreted by the Board in its business judgment in compliance with the applicable rules of the SEC and the New York Stock Exchange. At least one member of the Audit Committee shall have accounting or related financial management expertise in compliance with the applicable rules of the New York Stock Exchange.
     No member of the Audit Committee may serve on the audit committees of more than three public companies. If an audit committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Company’s Audit Committee and disclose such determination in the Company’s annual proxy statement.
     The members of the Audit Committee shall be appointed by the Board annually on the recommendation of the Nominating and Corporate Governance Committee, and may be removed by the Board. The members of the Audit Committee shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Audit Committee shall designate a Chairman by majority vote of the full Audit Committee.
     The duties and responsibilities of Audit Committee members contained herein shall be in addition to those duties otherwise required for members of the Board.
III. Statement of Purpose
     The primary function of the Audit Committee shall be to assist the Board in discharging its oversight responsibilities relating to the accounting, reporting and financial practices of the Company and its subsidiaries by monitoring (1) these practices, generally; (2) the integrity of the financial statements and other financial information provided by the Company to its shareholders, any governmental body or the public; (3) the Company’s compliance with legal and regulatory requirements; (4) the Company’s independent registered public accounting firm’s (“independent auditor”) performance, qualifications and independence; and (5) the performance of the Company’s independent auditors and internal audit functions and the integrity of the systems of internal controls regarding finance and accounting that management and the Board have established.
     The Audit Committee shall prepare the report required by the rules of the SEC and the New York Stock Exchange to be included in the Company’s annual proxy statement.

IV. Committee Objectives
     The Audit Committee’s primary objectives include providing an independent, direct and open avenue of communication among the Company’s independent accountants, management, internal auditors, and the Board; serving as an independent and objective party to review the Company’s financial reporting processes and internal control systems; overseeing with management the reliability and integrity of the Company’s accounting policies and financial reporting and disclosure practices; reviewing and considering the work of the Company’s independent accountants and internal auditors; reviewing the adequacy of the internal audit function’s staffing and the qualifications of its personnel; and reviewing whether available technology is being used to maximize the efficiency and effectiveness of the internal audit function.
V. Committee Authority and Responsibilities
     The Audit Committee shall have the sole authority to appoint, retain, compensate, evaluate and replace the independent auditor (subject, if applicable, to shareholder ratification) and shall approve all audit engagement fees and terms and all permissible non-audit engagements with the independent auditor. The independent auditor shall be accountable to the Board through the Audit Committee. The Audit Committee shall consult with management but shall not delegate these responsibilities.
     The Audit Committee may form subcommittees and delegate authority to subcommittees when appropriate.
     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist the Committee in the conduct of any investigation. The Audit Committee shall have the authority to determine, without seeking further approval, and to receive from the Company, the appropriate compensation to be paid to any special legal, accounting or other consultant retained by the Audit Committee.
     The Audit Committee shall make regular reports to the Board, and shall review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function. The Audit Committee shall review and reassess the adequacy of this Charter, at least annually, and shall recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.
The Audit Committee shall:
     Financial Statement and Disclosure Matters
     Review and discuss with management and the independent auditor accounting policies and financial reporting issues and judgments that may be viewed as critical; review and discuss analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; review any significant changes in the Company’s accounting and auditing policies; review and discuss any accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports; review and discuss major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

     Review and discuss with management and the independent auditor the annual audited financial statements, including, when applicable, disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K, when applicable;
     Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including the results of the independent auditor’s reviews of the quarterly financial statements, prior to the filing of its Form l0-Q, when applicable;
     Review and discuss with management and the independent auditor: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties and which are relevant to an understanding of the Company’s financial statements;
     Review and discuss with management earnings press releases, as well as financial information and earnings guidance given to analysts and ratings agencies, giving attention to any use of “pro forma” or “adjusted” non-GAAP financial measures or information;
     Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the policies and guidelines by which the Company’s risk assessment and management is undertaken; and
     Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company’s financial statements.
     Oversight of the Company’s Relationship with the Independent Auditor
     Obtain and review a formal written report by the independent auditor, at least annually, which report shall include descriptions of: (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality control review, or peer review, or by any inquiry or investigation by governmental or professional authorities in the preceding five years respecting one or more independent audits carried out by the firm or its predecessors; (c) any steps taken to deal with such issues; (d) all relationships between the independent auditor and the Company; and (e) any other relationships that may adversely affect the independence of the auditor. The Audit Committee should assess the independence of the independent auditor, including that of the independent auditor’s lead partner, based on a review of the written report and recommend to the Board that it take appropriate action in response to the report to satisfy the independence requirements;
     Evaluate the qualifications, experience, performance and independence of the senior members of the independent auditor team, including that of the independent auditor’s lead partner, taking into consideration the opinions of management and the internal auditors; and present its conclusions with respect to such evaluations to the full Board;
     Set clear Company hiring policies for employees or former employees of the independent auditors;
     Discuss with the independent auditor its ultimate accountability to the Board through the Audit Committee;
     Establish policies and procedures for the engagement of the independent auditor to provide permissible non-audit services; consider whether the independent auditor’s performance of information technology and other non-audit services is compatible with the auditor’s independence;

     Consider whether there should be a regular rotation of the lead audit partner beyond that required by applicable SEC or New York Stock Exchange rules and regulations, or of the independent auditor firm itself in order to assure continuing independence of the independent auditor; and
     Oversight of Audit Process
     Establish regular and separate systems of reporting to the Audit Committee by the Company’s management, the independent auditor and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements, and the view of each as to the appropriateness of such judgments;
     Review and discuss with the independent auditor the audit planning and procedures, including the scope, fees, staffing and timing of the audit; review and discuss the results of the audit exam and management letters, and any reports of the independent auditor with respect to the interim period;
     Review with the Company’s internal auditors and the independent auditor the coordination of their audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources;
     Review separately with the Company’s management, the independent auditor and the internal auditing function, following completion of the audit, the nature and extent of any significant changes in accounting principles or the application thereof;
     Review separately with the Company’s management, the independent auditor and the internal auditors, following completion of the Company’s annual audit, any significant difficulties encountered during the course of the audit, including: (a) difficulties with management’s response; (b) any restrictions on the scope of work or access to required information; and (c) any other matters required to be brought to the attention of the Audit Committee by the outside auditors under applicable auditing standards (e.g., SAS 61 and Independent Standards Board No. 1);
     Review any significant disagreement among the Company’s management and its independent auditor or the internal auditors in connection with the preparation of the Company’s financial statements;
     Review any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial, or otherwise); review any “management” or “internal control” letters issued, or proposed to be issued, by the audit firm to the Company; and
     Review with the Company’s independent auditor, the internal auditors and management the extent to which changes or improvements in financial or accounting practices and standards, as approved by the Audit Committee, have been implemented, with such review to be conducted at an appropriate amount of time subsequent to implementation of any changes or improvements thereto, as decided by the Audit Committee in its discretion.
     Oversight of the Company’s Internal Audit Function
     Review the appointment, replacement, reassignment or dismissal of the Company’s internal auditors, it being understood that the Company shall have the option with due consideration of the recommendation of the Audit Committee, to either hire an internal auditor as an employee of the Company or choose to outsource the internal auditing function to a third party that is not also the Company’s independent auditor;
     Review the regular internal reports to management prepared by the internal auditors and management’s responses; and

     Discuss with the independent auditor the internal auditor’s responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.
     Compliance Oversight Responsibilities
     Review and discuss the annual internal control report of management and the independent auditor’s report on, and attestation of, management’s evaluation of internal controls and procedures for financial reporting, when those reports are required by SEC and/or New York Stock Exchange rules.
     Meet with the Company’s internal auditors.
     Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies;
     Review any material pending legal proceedings involving the Company and other contingent liabilities; discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies; and
     Receive, retain and resolve complaints the Company may receive from employees on a confidential, anonymous basis and others regarding accounting, internal accounting controls and auditing matters. The Company has established procedures for handling such complaints, which are set forth in Section VI.
     Ethical and Legal Compliance
     Review with the Company’s counsel legal compliance matters, including corporate securities trading policies;
     Review the procedures established by the Company that monitor the Company’s compliance with its loan and indenture covenants and restrictions; and
     Perform any other activities consistent with this Charter, the Company’s Declaration of Trust or By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.
VI. Process for Handling Complaints about Accounting Matters
     As part of the Board of Trustee’s procedure for receiving and handling complaints or concerns about the Company’s conduct, the Audit Committee has established the following procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
     The Company has established a procedure to permit anonymous complaints regarding accounting, internal accounting controls or auditing matters to be sent to the chair of the Audit Committee.
     All complaints will be tracked on a separate Board of Trustees’ docket, but handled by the Company’s finance and legal staff in the normal manner, except as the Audit Committee may request.
     The status of the specially docketed complaints will be reported on a quarterly basis to the chair of the Audit Committee and, if they so direct, to the Audit Committee or the full Board of Trustees.
     The Audit Committee chair may request special treatment, including the retention of outside counsel or other advisors, for any complaint addressed to it.

VII. Meetings
     The Audit Committee shall meet separately, as often as may be deemed necessary or appropriate in its judgment, but at least four times per calendar year, with the Company’s management, internal auditors and independent auditors, which shall include a review of the Company’s financial statements. Except in extraordinary circumstances as determined by the Committee Chairman, notice shall be delivered to all Committee members at least forty-eight hours in advance of the meeting date. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force and effect as a unanimous vote of the Committee.
     Following each meeting, the Audit Committee shall report to the Board at the next regularly scheduled Board meeting, or sooner, as circumstances may dictate.
     In addition, the Audit Committee shall meet quarterly in person or by telephone in executive session with the Company’s independent accountants.
     A majority of the members of the Audit Committee shall constitute a quorum.
VIII. Limitation of Audit Committee’s Role
     The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and disclosure controls and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations and required in connection with certifications that must be delivered by the Company’s CEO and CFO under the SEC’s rules implementing Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. The independent auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that at least one member of the Audit Committee must qualify as an audit committee “financial expert” under the SEC rules, the members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by: (i) an officer or employee of the Company whom the trustee reasonably believes to be reliable and competent in the matters presented, (ii) a lawyer, certified public accountant, or other person, as to a matter which the trustee reasonably believes to be within the person’s professional or expert competence; or (iii) a committee of the Board on which the trustee does not serve, as to a matter within its designated authority, if the trustee reasonably believes the committee to merit confidence.
IX. Consistency with Declaration of Trust
     To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of the Declaration of Trust or the Bylaws of the Company, the Declaration of Trust or the Bylaws, as appropriate, shall fully control.
X. Certification
     This Audit Committee Charter was duly approved and adopted by the Board of the Company on the 21st day of August, 2007.